Exhibit 99.2

OCEANFIRST FINANCIAL CORP. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 01, 2026 for shares held directly and by 11:59 P.M. ET on March 30, 2026 for shares held in the OceanFirst Bank Employee Stock Ownership Plan (the “ESOP”) or the OceanFirst Bank Retirement Plan (the “401(k) Plan” and together with the “ESOP”, each, a “Plan”). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/OCFC2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 01, 2026 for shares held directly and by 11:59 P.M. ET on March 30, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME SHARES THE COMPANY NAME INC.—COMMON 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 PAGE 1 OF 2 CONTROL # 00000000000000 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 02 0000000000 The Board of Directors unanimously recommends you vote “FOR” Proposals 1, 2, and 3. For Against Abstain 1. OceanFirst Issuance Proposal: A proposal to approve the issuance of (a) OceanFirst Financial Corp. (“OceanFirst”) common stock to holders of Flushing Financial Corporation (“Flushing”) common stock pursuant to the Agreement and Plan of Merger, dated December 29, 2025, by and among OceanFirst, Flushing and Apollo Merger Sub Corp. and (b) OceanFirst common stock, a new class of non-voting common-equivalent stock of OceanFirst (“NVCE stock”) and a warrant to affiliates of funds managed by Warburg Pincus LLC (“Warburg”) pursuant to the Investment Agreement, dated December 29, 2025, by and between OceanFirst and Warburg (including the issuance of any shares of OceanFirst common stock and/or OceanFirst NVCE stock (x) into which such securities are directly or indirectly convertible or exercisable and (y) issuable upon adjustments pursuant to the terms thereof) (the “OceanFirst issuance”). 2. Charter Amendment: A proposal to amend Section C of Article FOURTH of the Certificate of Incorporation of OceanFirst, as amended (the “OceanFirst charter”) in a manner to exempt Warburg and its affiliates (but not any other stockholder of OceanFirst) from the application of Section C of Article FOURTH of the OceanFirst charter. 3. Adjournment: A proposal to adjourn the OceanFirst special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the OceanFirst special meeting to approve the OceanFirst issuance. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the OceanFirst special meeting and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 00 0000692016_1 R2.09.05. 010 02 0000000000 Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com OCEANFIRST FINANCIAL CORP. Special Meeting of Stockholders April 2, 2026 at 4:00 p.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Christopher D. Maher and Steven J. Tsimbinos, each with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of Common Stock of OceanFirst Financial Corp. (the “Company”) which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held virtually at www.virtualshareholdermeeting.com/OCFC2026SM, on April 2, 2026 at 4:00 p.m. Eastern Time and at any and all adjournments thereof. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” Proposals 1, 2, and 3. If any other business is presented at the Special Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. Continued and to be signed on the reverse side 0000692016_2 R2.09.05.010